Exhibit 99.1
Cyclacel Pharmaceuticals, Inc. (CYCC) BIOTECH SHOWCASE JANUARY 2024 Translating cancer biology into medicines

Disclaimer This presentation contains certain forward-looking statements that involve risks and uncertainties that could cause actual results to be materially different from historical results or from any future results expressed or implied by such forward-looking statements. Such forward-looking statements include statements regarding, among other things, the efficacy, safety and intended utilization of Cyclacel's product candidates, the conduct and results of future clinical trials, plans regarding regulatory filings, future research and clinical trials and plans regarding partnering activities. Factors that may cause actual results to differ materially include the risk that product candidates that appeared promising in early research and clinical trials do not demonstrate safety and/or efficacy in larger-scale or later clinical trials, trials may have difficulty enrolling patients, Cyclacel may not obtain approval to market its product candidates, the risks associated with reliance on outside financing to meet capital requirements, and the risks associated with reliance on collaborative partners for further clinical trials, development and commercialization of product candidates. You are urged to consider statements that include the words "may," "will," "would," "could," "should," "believes," "estimates," "projects," "potential," "expects," "plans," "anticipates," "intends," "continues," "forecast," "designed," "goal," or the negative of those words or other comparable words to be uncertain and forward-looking. For a further list and description of the risks and uncertainties the Company faces, please refer to our most recent Annual Report on Form 10-K and other periodic and other filings we file with the Securities and Exchange Commission and are available at www.sec.gov. Such forward-looking statements are current only as of the date they are made, and we assume no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. © 2024 Cyclacel Pharmaceuticals, Inc. Released JAN2024 2

Cyclacel Opportunity Discovered, optimized, now developing fadraciclib & plogosertib cell cycle, drug portfolio Potentially best-in-class, 1st or 2nd to market in both drug classes Both show single-agent anticancer activity (CR, PR, SD) with good tolerability Anticancer activity in NSCLC, GYN endom./ovarian, bile, pancreas, and lymphoma Mutational profile of responding patients suggests biomarker enrichment strategy: - CDKN2A/B, MTAP for fadra, ARID1A (SWI/SNF), TP53, etc. for plogo Multiple 2024 catalysts leading to registration pathways; lean operations © 2024 Cyclacel Pharmaceuticals, Inc. Released JAN2024 3

Fadraciclib (CYC065) Next Gen CDK inhibitor

CDK2 (cell cycle control) IC_{50}=5nM

CDK9 (transcription regulation) IC_{50}=26nM

PD markers:

cyclin E/CCNE1; **CDKN2A/B**; MCL1; MYC; KRAS; PRMT5

Of interest: Breast, endometrial, ovarian, uterine, colorectal, hepatobiliary, lymphomas

Oral s.m.
~4-6h half life

2/3 PR in lymphoma

15/25 SD, incl. NSCLC, solid tumors

Ongoing Ph 1/2: 1/1 NSCLC, 4/4 gyn (endometrial, ovarian, cervical); 2/2 cholangio. BTC; 2/2 HCC; 2/2 prostate; 1/2 H&N; 1/1 pancreatic; 1/1 CRC

Repeat dosing leads to **continuous** suppression of **transcription** via RNA pol2

© 2024 Cyclacel Pharmaceuticals, Inc. Released JAN2024
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Fadra Oral 065-101 Ph 1/2 Solid Tumors & Lymphoma *(ongoing, unselected, late line)*

Enrolled n=29; currently evaluating DL6B; No DLT in cohorts 1-5 (n=18); PoC part to start after RP2D

Dose Escalation* (3+3; unselected, all comer, late line; DL= dose level)

Dose level	Status
DL6B (n=2 ongoing) *150mg qd tabs 7d (4/4 wk)*	Active
DL6A (n=6) *125mg bid tabs M to F (4/4 wk)*	✓
DL6 (n=2) *150mg bid caps M to F (4/4 wk)*	✓
DL5 (n=6) *100mg bid caps M to F (4/4 wk)*	✓
DL4 (n=3) *100mg bid caps M to F (3/4 wk)*	✓
DL3 (n=3) *75mg bid caps M to F (3/4 wk)*	✓
DL2 (n=3) *50mg bid caps M to F (3/4 wk)*	✓
Starting DL (n=3) *50mg bid caps MWF (3/4 wk)*	✓

Proof of Concept (PoC)** (Simon 2-stage; 2nd /3rd line)

Cohort 1: Endometrial, Ovarian

Cohort 2: Biliary/cholangiocarcinoma

Cohort 3: Hepatocellular Carcinoma

Cohort 4: Breast (post-CDK4/6i, TNBC, HER-2 refractory)

Cohorts 5, 6: Lymphoma (B-cell; T-cell)

Cohort 7: mCRC (including KRAS mutated)

Cohort 8 Basket: biomarker selected (related MoA suspected; expand if PR seen)

Pivotal (if randomized study not needed)

Single-arm, open label, study for n=TBD cancer patients in a histology from PoC

Pivotal indication to be determined based on clinical data from PoC

*Single agent.**Single agent; followed by combination. ClinicalTrials.gov Identifier: NCT04983810.

CYCLACEL
© 2024 Cyclacel Pharmaceuticals, Inc. Released JAN2024
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Fadra Oral 065-101 Related TEAEs *(all ≥2, interim DL6-6A, ongoing)*

Dose level		DL1 (X=3)			DL2 (X=5)			DL3 (X=3)		DL4 (X=3)		DL5 (X=9)			DL6 (X=2)			DL6A (X=10)		
System Organ Class/ Preferred Term	**Total (N=35) n/N**	**G1 (y=2) x/X**	**G2 (y=1) x/X**	**G3 (y=2) x/X**	**G1 (y=4) x/X**	**G2 (y=2) x/X**	**G3 (y=4) x/X**	**G1 (y=2) x/X**	**G2 (y=2) x/X**	**G1 (y=2) x/X**	**G2 (y=1) x/X**	**G1 (y=7) x/X**	**G2 (y=6) x/X**	**G3 (y=2) x/X**	**G1 (y=2) x/X**	**G2 (y=2) x/X**	**G3 (y=2) x/X**	**G1 (y=8) x/X**	**G2 (y=6) x/X**	**G3 (y=1) x/X**
Gastrointestinal disorders																				
Constipation	**2 (5.7)**	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	**2 (20)**	-
Diarrhoea	**9 (25.7)**	-	-	-	-	-	-	-	-	-	-	**3 (33.3)**	-	-	-	-	-	**2 (20)**	-	-
Nausea	**27 (77.1)**	-	-	-	**3 (60)**	-	-	-	-	**2 (66.6)**	-	**4 (44.4)**	**3 (33.3)**	-	-	**2 (100)**	-	**5 (50)**	**4 (40)**	-
Vomiting	**20 (57.1)**	-	-	-	**4 (80)**	-	-	-	-	-	-	**3 (33.3)**	**2 (22.2)**	-	**2 (100)**	-	-	**4 (40)**	**3 (50)**	-
General disorders and admin. site conditions																				
Fatigue	**9 (25.7)**	-	-	-	-	-	-	-	-	-	-	**3 (33.3)**	-	-	-	-	-	**3 (30)**	-	-
Investigations																				
Blood creatinine increased	**5 (14.2)**	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	**2 (20)**	-
Metabolism and nutrition disorders																				
Decreased appetite	**6 (17.1)**	-	-	-	**2 (40)**	-	-	-	-	-	-	-	-	-	-	-	-	**2 (20)**	-	-
Hyperglycaemia	**8 (22.8)**	-	-	-	-	-	-	-	-	-	-	**2 (22.2)**	-	-	-	-	-	**2 (20)**	-	**2 (20)**

G1 - Mild, G2 - Moderate, G3 - Severe, G4 - Life threatening or disabling.

N = # unique subjects exposed to study drug.

n = # unique subjects who experienced ≥1 episode of a particular AE

x = # unique subjects randomized at a particular dose-level and experienced ≥1 episode of a particular AE

X = # unique subjects randomized at a particular dose level of study drug as of 31-Aug-2023

y = # unique subjects randomized at a particular dose-level and experienced ≥1 episode of a particular AE at a particular severity

If a subject has multiple episodes of a particular AE, counted only once for that AE for this presentation.

Data on file.

CYCLACEL

© 2024 Cyclacel Pharmaceuticals, Inc. Released JAN2024

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Fadra Oral 065-101 DL1-6A Response *(dose escalation all comer)*


PR (n= 2)
SD (n=16)
PD (n= 8)
DL1
DL2
DL3
DL4
DL5
DL6
DL6a
Change from baseline in target lesion (%)
40%
20%
0%
-20%
-40%
-60%
CTCL 53%
TNBC 29%
Ovarian 28%
TNBC 24%
TNBC 20%
SGC 19%
HCC 17%
MD 14%
SGC 13%
EC 12%
CRC 10%
ICC 9%
CRC 8%
Prostate 5%
Pancreatic 4%
AMT 3%
TNBC 3%
HCC -2%
CRC -4%
GBC&EHBDC -5%
CC -8%
ENDO -8%
Ovarian -11%
TNBC -15%
PTCL -16%
PTCL -73%
101-026 (PD) (DL5)*
201-015 (PD) (DL4)
101-034 (PD) (DL5)
101-038 (PD) (DL6a)
101-017 (PD) (DL5)
101-003 (PD) (DL1)
102-008 (SD) (DL2)
102-002 (SD) (DL1)
101-037 (PD) (DL6a)
102-001 (SD) (DL1)
302-032 (SD) (DL6a)
201-029 (SD) (DL6)
101-046 (SD) (DL6a)
101-010 (SD) (DL3)
101-013 (SD) (DL3)
102-042 (SD) (DL6a)
101-014 (PD) (DL4)
102-004 (SD) (DL2)
102-031 (SD) (DL6a)
302-016 (SD) (DL4)
101-023 (SD) (DL5)
101-044 (SD) (DL6a)
102-009 (SD) (DL2)
302-020 (SD) (DL5)
102-021 (PR) (DL5)*
102-006 (PR) (DL2)**

AMT = Appendix CC = Cervix CRC = Colon and Rectum CTCL = Cutaneous T cell Lymphoma
ENDO = Endometrium EC = Uterus GBC& EHBDC = Gallbladder & Extrahepatic bile ducts HCC = Hepatocellular Carcinoma
ICC = Intrahepatic bile ducts MD = Mandible PTCL = Peripheral T Cell Lymphoma SAEC = Serous Adenocarcinoma of the Endometrium
SGC = Salivary glands TNBC = Triple-negative breast cancer

All evaluable for response by:

- RECIST 1.1 (N=23)
- mSWAT (N=1)
- Lugano (N=2)

CYCLACEL

Best percentage change from baseline in target lesions (all response types).
101-012 (SD) (DL3) lesion data not entered. Data on file as of 15SEP23.

© 2024 Cyclacel Pharmaceuticals, Inc. Released JAN2024

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NB Now on 5th cycle GYN T Cell Lymphoma © 2024 Cyclacel Pharmaceuticals, Inc. Released JAN2024 8 Fadra Oral 065-101 DL1-6A Swimmers Plot (dose escalation part) All evaluable for response. Data on file; cutoff as of 15-Sep-2023. PTCL

Cycle 2 scan Baseline scan PR in angioimmunoblastic PTCL pt. (oral 065-101, 1st cycle DL5) Data on file. PET scan images kindly provided by the principal investigator. CDKN2A deletions in 46% of PTCL-NOS patients, © 2024 Cyclacel Pharmaceuticals, Inc. Released JAN2024 9 Maura F et al Haematologica. 2021 Nov 1 106 11 2918.

Baseline scan 7-SEP-23 50y old, NOV22-APR23 carboplatin+paclitaxel; MAY23 atezolizumab+docetaxel, progressed Cycle 1 scan 9-OCT-23 SD shrinkage all target lesions 22%. D1C1 14-SEP-23 NGS: CDKN2B loss Squamous NSCLC patient (oral 065-101, 1st cycle DL6A) Data on file. CT scan images kindly provided by the principal investigator. © 2024 Cyclacel Pharmaceuticals, Inc. Released JAN2024 10

© 2024 Cyclacel Pharmaceuticals, Inc. Released JAN2024 11 Patient Study Histology Best Response Dose Level Schedule Mutation 51 065-101 NSCLC squamous 22% shrinkage C1 125mg BID 5d/wk 4/4 wks CDKN2B loss 38 065-01 Endometrial CR 213mg/m2 2d/wk 2/3 wks CDKN2A, CDKN2B, MTAP loss, MCL1 amp 14 065-01 Ovarian SD 192mg/m2 2d/wk 2/3 wks CDKN2A loss, MYC amp 11 065-01 Salivary gland SD 128mg/m2 2d/wk 2/3 wks CDKN2A, CDKN2B loss Responder Profiles Data on file. Pt20 (pancreaticobiliary; 192 mg/m2; 1 C only) CDKN2A.

CDKN2A Alterations © 2024 Cyclacel Pharmaceuticals, Inc. Released JAN2024 12 Solid tumors >40%: glioma, H&N, pancreas, esophagus, lung (incl. squamous), bladder, melanoma, cutaneous sq. Lymphoma: CDKN2A deletions in 46% of PTCL-NOS patients. cBioportal, dl 23OCT23. Maura F et al Haematologica. 2021 Nov 1 106 11 2918

MTAP Alterations (PRMT5 inhibition sensitive) cBioportal, dl 23OCT23. © 2024 Cyclacel Pharmaceuticals, Inc. Released JAN2024 13 >25%: glioma, mesothelioma, pancreas, bladder, esophagus

Fadra Suppresses CDKN2A/B, PRMT5 Transcription in Patients Data on file. RNAseq transcript data. © 2024 Cyclacel Pharmaceuticals, Inc. Released JAN2024 14 Expands applicable opportunity to patients with MTAP deletion. MTAP co-located with CDKN2A/B in chromosome 9p21 and often co-deleted. log2(HxH0) +2 0 -3 P017_D01_H01 P017_D01_H04 P017_D01_H08 P017_D01_H24 P019_D01_H01 P019_D01_H04 P019_D01_H08 P019_D01_H24 P020_D01_H01 P020_D01_H04 P020_D01_H08 P020_D01_H24 P020_D17_H01 P020_D17_H04 P020_D17_H08 P020_D17_H24 P021_D01_H01 P021_D01_H08 P021_D01_H24 P023_D01_H01 P023_D01_H04 P023_D01_H08 P023_D01_H24 P023_D17_H01 P023_D17_H04 P023_D17_H08 P023_D17_H24 P024_D01_H01 P024_D01_H04 P024_D01_H08 P024_D01_H24 P026_D01_H01 P026_D01_H04 P026_D01_H08 P026_D01_H24 P026_D17_H01 P026_D17_H04 P026_D17_H08 P026_D17_H24 P027_D01_H01 P027_D01_H04 P027_D01_H24 P027_D17_H01 P027_D17_H04 P027_D17_H08 P027_D17_H24 P034_D01_H01 P034_D01_H04 P034_D01_H08 P034_D01_H24 P034_D17_H01 P034_D17_H04 P034_D17_H08 P034_D17_H24 CDKN2A CDKN2B PRMT5 DL5 DL6AP031_D01_H01 P031_D01_H04 P031_D01_H08 P031_D01_H24 P032_D01_H01 P032_D01_H04 P032_D01_H24 P032_D17_H01 P032_D17_H04 P032_D17_H08 P032_D17_H24 P033_D01_H01 P033_D01_H04 P033_D01_H08 P033_D01_H24 P035_D01_H01 P035_D01_H04 P035_D01_H08 P035_D01_H24 P037_D01_H01 P037_D01_H04 P037_D01_H08 P037_D01_H24 P038_D01_H01 P038_D01_H04 P038_D01_H08 P038_D01_H24 P038_D17_H01 P038_D17_H04 P038_D17_H08 P038_D17_H24 P043_D01_H04 P043_D01_H24 P044_D01_H01 P044_D01_H04 P044_D01_H08 P044_D01_H24 CDKN2A CDKN2B PRMT5

Fadra Suppresses E2F (CDK2 dependent) DL5 Phase 1 Patients © 2024 Cyclacel Pharmaceuticals, Inc. Released JAN2024 15 Data on file. Blue=suppression, Red=overexpression.

Oral Fadra Summary

Single agent responses; well tolerated in liquid and solid cancers

CDK2 + CDK9 inhibition may be superior to either CDK2 or CDK9



- Cancer cells adapt to CDK2i; CDK2i work only when CDK9i silence MYC
- Exploiting cancer vulnerabilities:
  - CDKN2A/B, MTAP loss (suppressing PRMT5 transcription)
  - Cyclin E/CCNE1 overexpression/amplification
  - MYC or MCL1 overexpression/amplification



Fadra may be only next gen CDKi to have threaded the needle of transient suppression of anti-apoptosis proteins without hematological toxicity

CYCLACEL

Arora M et al, Cancer Res 2023 83 (7_Suppl): 5992. Knudsen E et al Cell Rep 2022 Mar 1 38 9.

© 2024 Cyclacel Pharmaceuticals, Inc. Released JAN2024

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Plogosertib (CYC140) Next Gen PLK1 inhibitor © 2024 Cyclacel Pharmaceuticals, Inc. Released JAN2024 17 Cancer more sensitive to apoptosis vs. normal after PLK1 loss Novel epigenetic MoA PLK-family kinase selectivity: PLK1 (IC50 ~3 nM) Biomarkers: ARID1A, TP53 Bladder, breast, lung, colorectal, hepatobiliary, lymphomas potential single agent activity Oral small molecule PLK inhibitor, best in class <12h half life Anti-cancer activity in 5/13 solid tumors* Novel epigenetic mechanism with a unique low dose strategy * 1/1 GYN (ovarian); 1/1 NSCLC; 1/1 BTC; 1/1 sinusoidal squamous; 1/1 ACC

Plogo 140-101 Oral Ph1/2 in Solid Tumors and Lymphoma *(ongoing)*

Dose Escalation* (3+3; all comer, late line; DL=dose level)

Dose level	Status
DL7 (n=3) *20mg qd M to F (wk 1 to 3)*	
DL6 (n=3) *20mg qd M to F (wk 1 & 3)*	
DL5 (n=2) *15mg qd M to F (wk 1 to 3)*	Active
DL4 (n=3) *15mg qd M to F (wk 1 & 3)*	✓
DL3 (n=3) *10mg qd M to F (wk 1 to 3)*	✓
DL2 (n=3) *10mg qd M to F (wk 1 & 3)*	✓
Starting DL (n=3) *5mg qd M to F (wk 1 to 3)*	✓

Schedule: 3 out of 4 wk per cycle.

ClinicalTrials.gov Identifier: NCT053583790

Proof of Concept (PoC)** (Simon 2-stage; 2nd /3rd line)

Cohort 1: Bladder cancer

Cohort 2: Breast cancer (TNBC)

Cohort 3: Lung cancer (NSCLC and SCLC)

Cohort 4: Hepatocellular carcinoma (HCC) and biliary tract cancer

Cohort 5: Metastatic colorectal cancer (mCRC) including KRAS-mutated

Cohort 6: B-cell lymphoma including diffuse large B-cell lymphoma (DLBCL)

Cohort 7: T-cell lymphoma (CTCL/PTCL)

Cohort 8 Basket: tumors suspected to have related MoA (expand if responses)

Pivotal (if randomized study not needed)

Single-arm, open label, study for n=TBD cancer patients

Indication in pivotal study to be determined based on clinical data from PoC

CYCLACEL

© 2024 Cyclacel Pharmaceuticals, Inc. Released JAN2024
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© 2024 Cyclacel Pharmaceuticals, Inc. Released JAN2024 19 Plogo Oral 140-101 DL1-4 Swimmers Plot (dose escalation ongoing) • Data on file;

Plogo Oral 140-101 Related TEAEs *(interim DL1-4, ongoing)*

	Dose level	DL1 5mg, QD M-F Week 1 to 3 (25 mg/weekly)	DL 4 15mg, QD M-F Week 1 and 3 (75 mg/weekly)	DL5 15mg, QD M-F Week 1 to 3 (75 mg/weekly)
System Organ Class/Preferred Term	**Total (N=16) n/N**	**G1 (y=1) x/X**	**G1 (y=2) x/X**	**G2 (y=1) x/X**
Blood and lymphatic system disorders				
Anaemia	1 (6.2)	-	-	1 (33.3)
General disorders and administration site conditions				
Fatigue	1 (6.2)	1 (33.3)	-	-
Investigations				
Alanine aminotransferase increased	1 (6.2)	-	1 (33.3)	-
Aspartate aminotransferase increased	1 (6.2)	-	1 (33.3)	-

G1 - Mild, G2 - Moderate, G3 - Severe, G4 - Life threatening or disabling.

N = # unique subjects exposed to study drug as of 31-Aug-2023

n = # unique subjects who experienced ≥1 episode of a particular AE

x = # unique subjects randomized at a particular dose-level and experienced ≥1 episode of a particular AE

X = # unique subjects randomized at a particular dose level of study drug as of 31-Aug-2023

y = # unique subjects randomized at a particular dose-level and experienced ≥1 episode of a particular AE at a particular severity

If a subject has multiple episodes of a particular AE, counted only once for that AE for this presentation.

Data on file.

CYCLACEL

© 2024 Cyclacel Pharmaceuticals, Inc. Released JAN2024
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Optimizing PLK1i Exposure May Enhance Cell Death Induction – Rationale for Lower, Prolonged Dosing © 2024 Cyclacel Pharmaceuticals, Inc. Released JAN2024 21 RKO colon carcinoma cell line - Single thymidine block and release prior to treatment Aspinal et al., Oncotarget, 2015, 6, 36472-88 and company data on file. 0 10 20 30 40 50 60 70 0 25 50 75 100 Time (hrs) afte r thymidine re le ase 0 10 20 30 40 50 60 70 0 25 50 75 100 DMSO Monastrol 100 µM BI 2536 25 nM BI 2536 100 nM CYC801 50 nM CYC801 500 nM CYC802 50 nM CYC802 500 nM Time (hrs) after thymidine release Mitotic Entry (%) Cell Death (%) CYC140 50 nM CYC140 500 nM At high doses, PLK1i treatment stops growth; at lower doses PLK1i starts cell cycle and then more tumor cells die.

Low Dose Plogo has Dramatic Effect on Chromatin Access



ATAC-Seq to Discover Enhancers
and Transcription Factor Motifs
A=0, B=1,C=5, D=10, E=200nM
AT04_B
AT04_C
AT01_A
AT01_E
AT01_C
AT01_D
AT04_E
AT00_A
AT01_B
AT04_A
AT04_D
2
1
0
−1
−2

Red: open & transcribing segments. Blue: closed chromatin segments

Data on file. Top 1000 Highly Variable Peaks identified in ATAC seq analysis excluding 24 hrs timepoint.

© 2024 Cyclacel Pharmaceuticals, Inc. Released JAN2024

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Plogo efficacy on ARID1A mut and WT CRC, ovary and lung cells © 2024 Cyclacel Pharmaceuticals, Inc. Released JAN2024 23

Plogo Potentially "Only-in-Class" Epigenetic Innovation

Plogo enables **chromatin accessibility** at low concentrations

Potential activity across epigenetically sensitive tumors

- Sensitive in tumors bearing specific mutations
- Novel targets in molecular pathways with unmet medical needs
- Could lead to patient selected, biomarker driven Ph1 expansion group

Preclinical sensitivity data from world-class laboratories in CRC, lymphoma, melanoma, ovarian, SCLC.

CYCLACEL

Data on file.

© 2024 Cyclacel Pharmaceuticals, Inc. Released JAN2024

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Milestone Momentum Fadra 065-101 - Oral CYC065, CDK2/9 inhibitor in 065-101 Ph 1/2 trial o Phase 1 readout to include PK, PD, safety and activity data YE 2023 o Determine RP2D and begin Phase 2 solid tumor Proof of Concept 1H 2024 o Initial Phase 2 PoC data from disease specific cohorts* 2H 2024 o Complete tablet manufacture and validation 2H 2024 Plogo 140-101 - Oral CYC140, PLK1 inhibitor with novel epigenetic MoA in 140-101 Ph 1/2 trial o Phase 1 dose escalation continues at DL5 to determine RP2D 1H 2024 o Phase 1 readout to include PK, PD, safety and activity data 1H 2024 o Disclose novel epigenetic mechanism 1H 2024 o Start biomarker driven PoC Ph 1 expansion cohort 1H 2024 Subject to available capital. © 2024 Cyclacel Pharmaceuticals, Inc. Released JAN2024 25

Thank You Cyclacel Pharmaceuticals, Inc. 200 Connell Drive #1500 Berkeley Heights, NJ 07922 Contact: ir@cyclacel.com +1 (908) 517 7330